EXHIBIT 99.1

GlobalTech Corporation Acquires Exclusive Worldwide License to CricksLab Core Engine Software for Development for Use in Bat-and-Ball Sports

RENO, Nev., April 11, 2025 (GLOBE NEWSWIRE)--GlobalTech Corporation (GTC, OTC:GTLK) (“GlobalTech”), a leading U.S.-based technology investment holding company, announces that it has acquired an exclusive global licensing agreement with CricksLab, a premiere Cricket match and league software solution, to develop similar solutions for other bat-and-ball sports, including baseball and softball for international use.

Dan Green, GlobalTech CEO commented, "This is a unique opportunity for us to expand our technology services and products platform by expanding into the sports vertical. We believe that CricksLab’s technology provides new avenues to drive value creation through the development of similar products in other bat-and-ball sports. Baseball and softball are important sports internationally, from the United States to Latin America, to Japan and Australia, and we believe that developing CricksLab’s Core Engine -- whether to follow professional sports or help to organize leagues – offers potential improvements in the way enthusiasts enjoy their game.”

The license was obtained through an all-stock transaction that closed on April 7, 2025. Additional information regarding the transaction is included in the Current Report on Form 8-K filed today by GlobalTech with the Securities and Exchange Commission.

About GlobalTech Corporation

GlobalTech Corporation, headquartered in the USA, is a technology investment holding company that aims to provide growth capital and technological innovation to sectors such as AI, Big Data, and telecommunications. GTC partners with global companies to deliver innovative solutions that transform industries.

For more information, visit: www.globaltechcorporation.com.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan, and their assets are in Pakistan, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

CORE IR

Louie Toma

516 222 2560

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